                                  EXHIBIT 23.1
                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders
Federated Department Stores, Inc.

     We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the registration statement.

                                            /s/ KPMG LLP

Cincinnati, Ohio
April 21, 1999